Exhibit 99.1

Applying the Science of Networking Enabling Cybersafe, Rapid Deployment Networking for All IoT “Things” and Locations For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. Investor Presentation November 2024

Disclaimer This Presentation is not an Offer or a Representation This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The information contained herein does not purport to be all - inclusive and Actelis nor any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult with your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making any investment decision. To the fullest extent permitted by law, in no circumstances will the Company or any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved. Financial Information and Use of Non - GAAP Financial Measures. The financial information contained in this Presentation has been taken from or prepared based on our historical financial statements for the periods presented. This presentation includes certain non - GAAP financial measures. These non - GAAP measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to their nearest GAAP equivalent or any other performance measures derived in accordance with GAAP. We believe that these non - GAAP measures of financial results provide useful supplemental information to investors about Actelis. Our management uses forward - looking non - GAAP measures to evaluate our projected financials and operating performance. However, there are a number of limitations related to the use of these non - GAAP measures and their nearest GAAP equivalents. In addition, other companies may calculate non - GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, our non - GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward - looking non - GAAP financial measures are provided, they are presented on a non - GAAP basis without reconciliations of such forward looking non - GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. FORWARD LOOKING STATEMENTS This Presentation contains forward - looking statements . In addition, from time to time, we or our representatives may make forward - looking statements orally or in writing . We base these forward - looking statements on our expectations and projections about future events, which we derive from the information currently available to us . Such forward - looking statements relate to future events or our future performance, including : our financial performance and projections ; our growth in revenue and earnings ; and our business prospects and opportunities . You can identify forward - looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms . Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the heading “Risk Factors” and elsewhere in the final prospectus, dated May 16 , 2022 that we have filed with the U . S . Securities and Exchange Commission in connection with our initial public offering . Forward - looking statements are only predictions . The forward - looking events discussed in this Presentation and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us . We are not obligated to publicly update or revise any forward - looking statement, whether as a result of uncertainties and assumptions, the forward - looking events discussed in this document and other statements made from time to time by us or our representatives might not occur . Past performance is not indicative of future results . There is no guarantee that any specific outcome will be achieved . Investments may be speculative, illiquid and there is a total risk of loss . Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. See disclosures at the beginning. 2

COM P A N Y OV ER V IEW Industry, Education Power, Water, Oil Military and Gov. Smart Rail Smart City Smart Traffic (ITS) Robotics Substations Perimeter security Signaling Parking Lights Warehouse Generators Weapons control Obstacle detect Security Cameras Access control Oil/gas flow Energy Controls Wi - Fi Lane Management Security Perimeter security Radars Security Garbage Signs Parking Water plants Airports Ticketing Transportation V2V (1) Facts and Factors Jan. 2022 (2) Grand View Research May. 2021 Global IoT Market to Hi t $1.8 Tri l l i o n in 2028 at 24. 5 % CAG R (1) Smart City Market at $696 Billion by 2028 with CAGR of 29.3% (2) For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 3

COMPANY OVERVIEW For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. Customers Cities, Rail, Roads, Military Value of Actelis' IoT Previously Installed Base In over 30 countries 30+ Global Patents +More on-goingnew applications 4 Actelis At a Glance -First Half of 2024 A Market Leader of Fiber-Grade, Cybersafe, Rapid Deployment IoT Networking 46%Year Over Year Revenue Growthvs. Q3-2023 Year-To-Date 58% Gross Margin Year-To-Date

COM P A N Y OV ER V IEW >$1.8T Global IoT Markets In 2028 Growing Exponentially ~100 Million Cameras/y alone For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 5 >70% Connectivity takes up most of IoT budget and time Fiber Implementation is slow, expensive, hard to reach locations Wireless Is limited, not reliable, not resilient, not cyber - safe, costly Copper/Coax Can existing Billions of lines extend safe, Fiber - Grade networking overnight? IoT Communication Market at a Glance Gigabit Speed, low latency, low cost, resilient, cyber - safe networking needed

COM P A N Y OV ER V IEW IoT Connectivity Modernization Needs Growing Exponentially Major efforts to Securely Connect Tens of Millions of Locations at High - Speed • Billions of devices currently connected with copper cables Historically low speed, low reliability, not secure • New Fiber Optic cables are being installed Reliable, fast, but expensive and slow to deploy • Wireless is getting faster Historically very low speed, lowest reliability and security For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 6

COM P A N Y OV ER V IEW Actelis’ Hybrid - Fiber Technology Makes Existing Copper and Coax Perform at Fiber - Grade Level All Media Types are Supported With Overnight Deployment >50% Typical Time and Cost Savings For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 7 (*) – Analysis by Columbia Telecommunications Corporation • Fiber is laid on existing poles @ ~$26K/Mile • (work takes days/weeks)* • New Fiber needs boring, trenching, permits, right - of - way @$70K - $400K/Mile • (work takes months)* IoT Networks are Mixed: Fiber/Copper/Coax Example Easy to Reach Locations (70 - 90% of Locations) Hard to Reach Locations (10 - 30% of Locations

COM P A N Y OV ER V IEW MetaLIGHT Unique Signal Processing and Encoding Software Combining 100X Wire (5) Performance Boost with Triple - Shield Security (2) • Optimal synchronization of multi - line signals • Elimination of interference to boost speed • Data line coding for resilience, security (1) • Multi - line scrambling for low latency, security • 256 - bit encryption of transmission (3) • Mult i - l i n e modulat i o n fo r u p to 1 0 Gbps (4) • Spectrally compliant reach extenders to 100Km • Remote powering + Data to 4G/5G base stations 1728 1600 5700 1664 3792 5600 3792 1600 5568 5200 5300 5500 5584 5200 5392 5200 U ns y nchroni z ed T r ansmis s ion • Lines supporting other lines • Optimal • Reliable • Secure Copper Cable • Lines in t e r fe ri n g with other lines • Suboptimal • Unreliable • Unsecure S y nchroni z ed Transmission Individual Wires (1), (2), (3) – Components of Triple Shield Protection (4) – 10Gbps available in 2023 (5) – Vs. single wire performance in cable For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 8

COM P A N Y OV ER V IEW Li b raries Schools Ci t y Bu i l d i ng s Re g i o na l Me d i c al Centers Colleg U n i ver s i t ies Re mo t e P arki n g Lots G ua rd S t a t i o ns P eri m e t er Security Ra i l w a ys Powerlines and Substations Gas, Oil, Water Pipelines Wi - Fi MetaLIGHT Switches Actelis’ MetaLIGHT Building Blocks Enable Seamless Hybrid Networks For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 9

COM P A N Y OV ER V IEW MetaLIGHT Software 360 0 System Level Security Approved for Deployment by US DoD Data Protection Switching Protection MetaLI G HT Management Protection (EMS) • Comprehensive, secure management access via advanced authentication, encryption mechanisms • Advanced source and/or destination filtering • Defense against cyber hacking and DoS attacks • Triple - Shield Data Protection • Highly secure, robust data transmission • Scrambled, coded data packets over multiple conduits • Advanced 256 - bits Encryption • Running on low - vulnerability operating platform • Continuously updating system to ensure highest immunity For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 10

Up Multi - Dwelling Units – Starving For Gigabit, Fiber - Grade Connectivity Up to 10X cost savings Broadband deployed in just hours Ultra - G reen low power solution □ 23 million apartment buildings in the US, most >25 years old □ Need high - speed internet, too expensive and time consuming to put fiber □ GigaLine 900 enables Gigabit, Fiber - Grade connectivity, no fiber required in building

Cyber a tt a c k & anomaly detection Detailed, continuous visibility of IoT d e v i c es’ t o p ol o g y a nd h e a lth a t n e twork en d - p oi n ts Documentation, performance tracking and compliance reports Opti o n f o r a u t o - c o r rect of vulnerabilities Cyber - Aware - Networking: SaaS Protection Through the Network Itself AI - Powered Cyber Protection and Operational Continuity for IoT Ed g e D ev i c e s Leveraging the Presence of the Network to Sense and Stop Issues at Network Edge

G ROWTH ST RAT E G Y Any Media Con nect i vi t y Ubiquity: Meet all IoT needs Reach Gigabit Speed CYBER AWARE NETW OR KING Advanced Edge Ap p li c at i ons Multi - Year Solution Strategy Be Everywhere, then Climb Up the Food Chain 2025 and on Edge Computing for Video, Data Advanced Cyber Protection for Applications/Users Buildings/Campus/5G High Speed Connectivity up to 10Gbps 256 - bit Encrypted, Cyber - Safe Hybrid IoT Building Blocks For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 13 IoT Hybrid Building Blocks : Traffic/Utility/City/Rail/Federal and Military 2020 2021 2022 2023 2024

COM P ETITI VE OV ER V IEW Our Real - Life Solutions Offer Significant Competitive Advantages Leading Unique Real - Life Hybrid Offering Time/cost p er bit Low Hi g h Low Hi g h Security R eal Life Hybrid Net w or k s Actelis’ solutions offer significant competitive advantages in performance and security layers in both Fiber and copper. When combined into real - life hybrid copper - fiber networks, they offer higher security, faster deployment and lower cost. For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 14

COM P A N Y OV ER V IEW Sa c r ame nt o Count y DC . gov Ho me Stan f ord Universi ty City of Frankfurt E n ergy A u s t ri a Belgian Police Japanese Army SMART GRID SMART TRANSPORTATION SMART CITY SMART CAMPUS Gov, MILITARY & POLICE C anadian rail Swiss rail East Midland BB Consortium UK Customers that Already Trust Actelis’ Solutions nce is not indicative of future results. There is no g For illustrative purposes only. Past performa uarantee that any specific objective will be 15 achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

Recent News and featured articles For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 16

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. Financial Results Highlights $0.8 $2.54 Q3 - 2023 Q 3 - 2 0 24 Qua r t e r ly R e vneues 200% YoY Growth $4.6 $6.7 Q3 YTD 2023 Q3 YTD 2024 First Nine Months Revneues 46% YoY Growth $M % Q3 YTD 2023 $1.5 34% Q3 YTD 2024 $3 . 9 5 Operating Ex pe Q3 Y $M Gross Margin Q3 - 2024 Q3 - 2023 (41%) ($0.5) ($0.9) Q3 YTD 2024 Q3 YTD 2023 (41%) ($2.6) ($4.4) ( 87% ) Q 3 - 202 3 ($1.8) Q3 YTD 2023 ($4.6) Q 3 - 202 4 ($0.2) Q3 YTD 2024 ($2.0) ( 56% ) EBITDA Net Loss Liquidity: • $5 million raised in June • Long - term debt repaid • Shareholder Equity back to compliance • Shelf Prospectus effective, ATM facility in place

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. Yoav Efron Deputy CEO, CFO yoave @ac t eli s . c om Investor Relations ARX - Capital Markets Advisors actelis@arxadvisory.com 18 Contact Information